Acquisition of Aslin Group, Inc. and its Alterra Bank Subsidiary

May 23, 2014

First Business

Alterra™ Bank

YOUR SUCCESS COMES FIRST

First Business

Forward-Looking Statements

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases "may," "could," "should," "hope," "might," "believe," "expect," "plan," "assume," "intend," "estimate," "anticipate," "project," "likely," or similar expressions are intended to identify "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within our public filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. In addition to factors previously disclosed in our reports filed with the SEC and those identified elsewhere in this investor presentation or the related press release, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Aslin Group, Inc.'s stockholders, on the expected terms and schedule; delay in closing the merger; the possibility that the terms of the proposed merger may need to be modified to satisfy such approvals or conditions; difficulties and delays in integrating the respective businesses of FBIZ and Aslin Group, Inc. or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of FBIZ products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; the inability to retain key lending team members; competitive conditions; economic conditions; the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms; and those factors referenced in Item 1A. Risk Factors in FBIZ's 2013 annual report on Form 10-K, quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements.

Transaction Highlights

Strategically Compelling

- Combination of complementary entrepreneurial cultures, with emphasis on growth and asset quality
- Maintain Alterra Bank's market momentum in Kansas City with retention of key leaders, lenders and client contact team members
- Alterra's single branch model and commercial lending focus is similar to First Business' branchless model
- First Business' entry into Kansas City MSA complements existing Equipment Finance office in the market

Financially Attractive

- Immediately accretive to earnings per share, excluding expected merger costs
- Expected earnings per share accretion in the high single digits in 2016 and beyond
- Compelling profitability ratios; significant accretion to return on tangible common equity expected
- Earnings benefit expected to come from continued organizational growth; limited but achievable expected cost savings
- Anticipated tangible book value earn-back period of less than 4.5 years[(1)]
- Expected internal rate of return of nearly 19%

(1) Earn-back period is defined as the number of years for pro forma tangible book value per share to exceed stand-alone projected tangible book value per share.

Transaction Overview

Consideration	• $30.1 million • $6,496.02 per share in cash plus $7,939.57 per share in FBIZ common stock for each share of Aslin Group, Inc. common stock • Stock portion based on a floating exchange ratio (186.8121 shares of FBIZ stock[(1)] as of 5/21/14) • 55% FBIZ stock / 45% cash
Name	• Alterra Bank will be operated as a separate charter and retain its name
Valuation	• 157% of fully diluted tangible book value • 18.5x last twelve months earnings
Management Team & Board Representation	• Alterra Bank's client contact team will remain in place • Pamela R. Berneking will remain President and CEO of the Alterra Bank subsidiary • Alterra Bank Board of Directors expected to remain substantially intact
Required Approvals & Timing	• Aslin Group, Inc. stockholders and customary regulatory approvals • Targeted closing date of late 2014

(1) Based on 10 day volume weighted average FBIZ price for the period ended 5/21/14.

Franchise Overview

Alterra Bank Overview

Assets	$223 M
Gross Loans	$182 M
Deposits	$192 M

- Single branch model headquartered in Leawood, KS is similar to FBIZ's legacy focus on a branchless philosophy
- Management team has significant long-term commercial relationships in Kansas City metropolitan area
- Focus on commercial business customers and strong credit culture consistent with FBIZ
- Top SBA lender in Kansas City for the past two years
- Will be operated under separate charter and retain Alterra Bank brand and in-market recognition


Weatherby Lake
Gladstone
Liberty
45
435
Parkville
River Bend
169
210
Kansas City
Kansas City
Independence
24
635
40
Roeland Park
Shawnee
Mission
Merriam
Raytown
291
350
Overland Park
Lenexa
71
10
50
470
35
Leawood
49
Lees Summit
Grandview

Source: SNL Financial.

Consistent Commercial Lending Focus

First Business



Other
4%
Owner-Occ.
CRE
14%
Non Owner-
Occ. CRE
34%
Commercial &
Industrial
31%
Multi-family
7%
1-4 Family
3%
Construction
7%

MRQ Yield on Loans: 5.10%

Loan Type	($ in 000s)	% of Total
Owner-Occ. CRE	$ 137,648	14.0%
Non Owner-Occ. CRE	336,806	34.2%
Construction	71,465	7.2%
1-4 Family	28,690	2.9%
Multi-family	64,092	6.5%
Commercial & Industrial	303,630	30.8%
Other	43,890	4.4%
Total	$ 986,221	100.0%

Alterra



Other
6%
Owner-Occ.
CRE
12%
Non Owner-
Occ. CRE
27%
Commercial &
Industrial
37%
Multi-family
3%
1-4 Family
6%
Construction
9%

MRQ Yield on Loans: 5.55%

Loan Type	($ in 000s)	% of Total
Owner-Occ. CRE	$ 20,977	11.5%
Non Owner-Occ. CRE	49,315	27.1%
Construction	16,025	8.8%
1-4 Family	11,389	6.2%
Multi-family	6,373	3.5%
Commercial & Industrial	67,061	36.8%
Other	11,157	6.1%
Total	$ 182,297	100.0%

Source: SNL Financial; data as of 3/31/14.
Note: Data is bank subsidiary level for Alterra.

Similar Efficient Funding Strategy

First Business



Brokered Certificate of Deposit 36%
Certificate of Deposit 4%
Noninterest Bearing Trans. Accts. 13%
Money Market Accts. 40%
Interest Bearing Trans. Accts. 7%

Deposit Type	($ in 000s)	% of Total
Noninterest Bearing Trans. Accts.	$ 146,507	12.9%
Interest Bearing Trans. Accts.	80,458	7.1%
Money Market Accts.	454,405	40.0%
Certificate of Deposit	49,794	4.3%
Brokered Certificate of Deposit	405,536	35.7%
Total	$ 1,136,700	100.0%

MRQ Cost of Deposits: 0.77%

Alterra



Time Deposits > $100,000 54%
Demand 14%
Other Transaction Accts 1%
MMDA and Savings 14%
Time Deposits < $100,000 17%

Deposit Type	($ in 000s)	% of Total
Demand	$ 27,598	14.4%
Other Transaction Accts	1,302	0.7%
MMDA and Savings	27,478	14.3%
Time Deposits < $100,000	32,349	16.8%
Time Deposits > $100,000	103,498	53.8%
Total	$ 192,225	100.0%

MRQ Cost of Deposits: 0.68%

Source: SNL Financial and Company documents; data as of 3/31/14.

Track Record of Growth & Profitability

(Dollars in Thousands)	At or for the year ended,			'11 - '13	Qtr ended,
	12/31/11	12/31/12	12/31/13	CAGR	03/31/14
Balance Sheet & Balance Sheet Ratios					
Total Assets	136,115	165,666	210,860	**24.5%**	222,891
Total Gross Loans	106,195	135,293	177,876	**29.4%**	182,297
Deposits	111,924	139,164	179,695	**26.7%**	191,819
Loans/ Deposits (%)	94.9	97.2	99.0		95.0
TCE / TA (%)	10.77	9.84	8.46		8.24
Income Statement & Profitability					
Net Income Before Taxes	(114)	1,521	2,492	**NM**	732
Net Income	(141)	1,521	1,578	**NM**	458
ROAA (%)	(0.11)	1.03	0.84		0.86
ROAE (%)	(0.99)	9.26	8.24		8.73
Net Interest Margin (%)	4.04	4.61	4.46		4.24
Efficiency Ratio (%)	90.2	71.7	67.8		70.5
Asset Quality					
NCOs/ Avg Loans (%)	0.15	0.25	(0.03)		0.04
NPAs + 90+PD / Loans + OREO (%)	4.71	3.77	2.36		2.46
Reserves/ Loans (%)	1.10	1.10	1.23		1.26

- Alterra Bank recapitalized by current ownership in April 2010
- Since recapitalization, have reduced legacy problem assets, restored profitability and significantly grown Alterra's loan portfolio

Source: SNL Financial and Aslin company documents. Dollars represent consolidated financials for Aslin Group, Inc .

Comprehensive Due Diligence Review

Due Diligence Highlights

- Comprehensive due diligence process including operations, core systems, legal and credit
- Extensive conversations with management and lending team regarding Kansas City market dynamics and competitive environment
- Reviewed credit files, underwriting methodology and policy and portfolio management processes
- Aslin Group conducted reciprocal due diligence of FBIZ

Credit Due Diligence Detail

- Credit review focused on the largest commercial relationships, adversely classified assets and watch list loans
- Credit mark of $3.9 million, or approximately 2% of the portfolio
  - 2.7x coverage of nonaccrual loans
  - 1.5x coverage of NPLs (including TDRs)
  - 0.8x coverage of total nonperforming assets

Pro Forma Impact

Attractive Financial Returns[1]

EPS	• Anticipated to be approximately 5% accretive to earnings per share in the first full 12 months, excluding one-time costs • Expected high single digit earnings per share accretion long term[2]
Tangible Book Value	• ~5% dilution estimated at closing • Accretive to standalone tangible book value with an estimated earn-back period of less than 4.5 years
Est. Capital	• TCE / TA ~7.75% at closing • Total RBC ratio ~12.22% at closing
IRR	• Expected internal rate of return of nearly 19%

Key Assumptions

- Conservative and achievable cost savings of approximately 8.5% of Aslin Group's noninterest expense
- Gross credit mark of $3.9 million
- Expected total one-time merger related expenses of approximately $3.0 million on a pre-tax basis
- Additional significant purchase accounting assumptions:
  - ➢ Deposit mark-up of approximately $0.4 million (net asset value write-down)
  - ➢ FHLB borrowings mark-up of $0.4 million (net asset value write-down)
- Targeted closing date of late 2014

(1) Pro forma impact assumes cash consideration funded with subordinated debt.
(2) Based on FBIZ management estimates.

Pro Forma Footprint



Minneapolis, MN
Madison, WI
Chicago, IL
Denver, CO
St. Louis, MO
Kansas City
Appleton, WI
Milwaukee, WI
Detroit, MI
Cleveland, OH
Banking Office
Asset-Based Lending Business Development Office
Equipment Finance Business Development Office
Factoring Office

Source: FBIZ Management.

KC Market – Similar Business Mix, Triple the Size

Madison MSA — By Percentage of Businesses


Other
25%
Retail Trade
13%
Professional, Scientific & Tech Services
10%
Construction
9%
Finance & Insurance
7%
Health Care & Social Assistance
8%
Accommodation & Food Services
7%
Real Estate, Rental & Leasing
6%
Wholesale Trade
4%
Manufacturing
4%
Educational Services
3%
Public Administration
6%

Total Businesses in Market: 27,350

Kansas City MSA — By Percentage of Businesses


Other
27%
Retail Trade
14%
Professional, Scientific & Tech Services
9%
Construction
8%
Finance & Insurance
8%
Health Care & Social Assistance
8%
Accommodation & Food Services
6%
Real Estate, Rental & Leasing
5%
Wholesale Trade
5%
Manufacturing
4%
Educational Services
3%
Public Administration
3%

Total Businesses in Market: 76,013

Source: SNL Financial as compiled by ESRI.

Complementary Products

Complementary offerings enhance growth opportunities across the combined franchise

	First Business	Alterra	Combined
Business Banking			
Commercial Lending	✓	✓	✓
Commercial Real Estate	✓	✓	✓
Treasury Management	✓	✓	✓
SBA Lending		✓	✓
Specialized Lending			
Asset Based Lending	✓		✓
Equipment Finance	✓		✓
Factoring	✓		✓
Private Wealth Management			
Trust and Investment Services	✓		✓
Retirement Services	✓		✓
Private Banking	✓	✓	✓

Additive Offerings

Transaction Summary

- Commercial focus with limited brick and mortar footprint consistent with FBIZ's long-term strategy
- Strong credit culture fits our focus on asset quality
- Attractive expected earnings per share accretion and payback metrics
- Internal rate of return well in excess of our cost of capital
- Kansas City market's business mix is consistent with and three times larger than legacy Madison market
- Key client contact team members, including President & CEO, are retained allowing for continuation of in-market momentum for Alterra Bank
- Sophisticated Alterra bankers bring extensive experience from larger institutions
- Lending capabilities present synergies for expanded client offerings across the franchise

Additional Information

Communications in this presentation do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval. The proposed merger and issuance of FBIZ common stock in connection with the proposed merger will be submitted to Aslin Group, Inc.'s stockholders for their consideration and approval. FBIZ will file with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4 that will include a proxy statement to be used by Aslin Group, Inc. to solicit the required approval of their stockholders in connection with the proposed merger and will constitute a prospectus of FBIZ. FBIZ may also file other documents with the SEC concerning the proposed merger. INVESTORS AND SECURITY HOLDERS OF ASLIN GROUP, INC. ARE URGED TO READ THE PROXY STATEMENT AND PROSPECTUS REGARDING THE PROPOSED MERGER AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the proxy statement and prospectus and other documents containing important information about FBIZ and Aslin Group, Inc., once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by FBIZ will be available free of charge on FBIZ's website at www.firstbusiness.com/investor-relations/

Aslin Group, Inc. and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Aslin Group, Inc. in connection with the proposed transaction. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and prospectus and other relevant materials to be filed with the SEC when they become available.

YOUR SUCCESS COMES FIRST

First Business®